UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  Sep 25, 2009

ASI ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware                               000-27881           522101695
(State or other jurisdiction of            (Commission file     (IRS Employer
incorporation or organization)            number)           Identification No.)

Level 1, 45 Exhibition Street                                      3000
Melbourne, Victoria, Australia
(Address of principal executive officers)                            (Zip Code)

+61 3 9016 3021
Registrants telephone number, including area code


(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

1. Mr Philip Shiels has assumed the role of Chief Executive Officer of the Company as well as continuing in his current role as Chief Financial Officer. Mr. Ron Chapman will remain as a director and President of the Company.
This will allow Mr. Chapman to concentrate on the Company's intellectual property and marketing of the SafeCell technology.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ASI ENTERTAINMENT, INC.
(Registrant)
By: /s/ PHILIP SHIELS
Philip Shiels
Chief Executive Officer & Chief Financial Officer
Date: Sep 25, 2009